                                                                     EXHIBIT 1.1


--------------------------------------------------------------------------------
                                     Form of
--------------------------------------------------------------------------------




                         NATIONAL INTERSTATE CORPORATION

                              (an Ohio corporation)

                              [    ] Common Shares

                               PURCHASE AGREEMENT




Dated: [   ], 2004

                                     Form of

                         NATIONAL INTERSTATE CORPORATION

                              (an Ohio corporation)

                                [ ] Common Shares

                           (Par Value $0.01 Per Share)


                               PURCHASE AGREEMENT

                                                                      [  ], 2004

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated

as Representative of the several Underwriters
c/o   Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
4 World Financial Center
New York, New York  10080

Ladies and Gentlemen:

      National Interstate Corporation, an Ohio corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Shareholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the Company and the sale by the Selling Shareholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Shares, par value $0.01 per share, of the Company ("Common Shares") set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [ ] additional Common Shares to cover overallotments, if any. The aforesaid [ ] Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the [ ] Common Shares subject to the option described in
Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

      The Company and the Selling Shareholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

      The Company, the Selling Shareholders and the Underwriters agree that up to [ ] shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible directors, officers, employees and persons having business relationships with the Company (collectively the "Invitees"), as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by Invitees by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-119270), including the related preliminary prospectus or prospectuses, covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

            SECTION 1. Representations and Warranties.

      (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

            (i) Compliance with Registration Requirements. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened or contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in each case as so amended and supplemented prior to the date hereof in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper, if any, prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or as so amended or supplemented prior to the date hereof will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

            Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (ii) Independent Accountants. Ernst & Young LLP, the accounting firm that certified the financial statements and supporting schedules included in the Registration Statement is an independent registered public accounting firm as required by the 1933 Act and the 1933 Act Regulations.

            (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes thereto, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except to the extent otherwise noted in such financial statements or the notes thereto) throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, except as noted in the Prospectus.

            (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") and (B) except as disclosed in the Prospectus, there have been no transactions entered into by either the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and except as disclosed in or contemplated by the Registration Statement, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (v) Good Standing of the Company. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Ohio and has power and authority (corporate and other) to own, lease and operate its properties and to conduct its business in all material respects as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as a foreign corporation and is in good standing (or local law equivalent) in all other jurisdictions in which the ownership, lease or operation of its properties or the conduct of its business, requires such qualification, except where the failure to qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

            (vi) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated or organized and is an existing corporation or company in good standing (or local law equivalent) under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing (or local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except where the failure to so qualify or be in good standing, would not, individually or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries listed on Schedule E hereto.

            (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholders, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

            (viii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (ix) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Shares conform, in all material respects, to all descriptions relating thereto contained in the Registration Statement and Prospectus and such description conforms, in all material respects, to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

            (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its articles of incorporation or code of regulations (or similar corporate documents) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for in each case such defaults that would not result, individually or in the aggregate, in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that, individually or in the aggregate, would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or code of regulations (or similar corporate document) of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

            (xi) Absence of Labor Dispute. No labor dispute with the employees of either the Company or any subsidiary that might have a Material Adverse Effect exists or, to the knowledge of the Company, is threatened.

            (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in a Material Adverse Effect, or which might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not result in a Material Adverse Effect.

            (xiii) Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto that have not been so described and filed as required.

            (xiv) Possession of Intellectual Property. The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered, if any.

            (xvi) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company take or permit any affiliate to take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (xvii)Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (xviii) Possession of Insurance Licenses and Permits. Each subsidiary of the Company which is engaged in the business of insurance or reinsurance (collectively, the "Insurance Subsidiaries") holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business (the "Insurance Licenses")) as are necessary to the conduct of its business as described in the Registration Statement; the Company and each Insurance Subsidiary have fulfilled and performed all obligations necessary to maintain the

      Insurance Licenses except where the failure to maintain such Insurance License would not, individually or in the aggregate, result in a Material Adverse Effect; except as disclosed in the Registration Statement, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation that could reasonably be expected to result in the revocation, termination or suspension of any Insurance License which would, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Registration Statement, no insurance regulatory agency or body has issued, or, to the knowledge of the Company, commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent.

            (xix) Title to Property. Except as disclosed in the Registration Statement, the Company and its Subsidiaries have good and marketable title to all real properties and good title to all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would, individually or in the aggregate, materially affect the value of such properties and assets, taken as a whole, or materially interfere with the use made or to be made thereof by the Company and its subsidiaries; and except as disclosed in the Registration Statement, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made of the leased property, taken as a whole, by the Company and its Subsidiaries.

            (xx) Environmental Laws. Except as disclosed in the Registration Statement, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending or threatened investigation which might lead to such a claim.

            (xxi) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

            (xxii) Insurance Reserving. Except as disclosed in the Registration Statement, the Company and the Insurance Subsidiaries have made no material change in their insurance reserving practices since December 31, 2003.

            (xxiii) Reinsurance. All reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and no Insurance Subsidiary is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein except where the failure to be in full force and effect and except where any such violation or default would not, individually or in the aggregate, have a Material Adverse Effect; no Insurance Subsidiary has received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform such treaty and, the Company and the Insurance Subsidiaries have no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Registration Statement or Prospectus, except where such default or inability to perform would not, individually or in the aggregate, have a Material Adverse Effect.

            (xxiv) Statutory Financial Statements. The statutory financial statements of the Insurance Subsidiaries, from which certain ratios and other statistical data included or incorporated by reference in the Registration Statement and Prospectus have been derived, have been prepared for each relevant period, in all material respects, in conformity with statutory accounting principles or practices required or permitted by the appropriate Insurance Department of the jurisdiction of domicile of each Insurance Subsidiary, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of the Insurance Subsidiaries as of the dates thereof, and the statutory basis results of operations of the Insurance Subsidiaries for the periods covered thereby.

            (xxv) Internal Controls. The Company and each of the subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xxvi) Disclosure Controls. The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Securities Exchange Act of 1934 (the "1934 Act"); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's President and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established.

            (xxvii) Personal Loans. The Company has provided the Representative true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan currently outstanding made, directly or indirectly, by the Company or any subsidiary to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; the Company has not, directly or indirectly, including through any subsidiary: extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company.

            (xxviii) Compliance with Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that, upon and for the foreseeable future after the effectiveness of the Registration Statement, the Company and the Subsidiaries and any of the officers and directors of the Company and any of the Subsidiaries, in their capacities as such, will be in compliance, in all material respects, with the provisions of the Sarbanes-Oxley Act to which the Company will be subject at such time.

            (xxix) Registration Rights. Except as disclosed in the Registration Statement and the Prospectus regarding Great American Insurance Company and Alan Spachman, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

            (xxx) Taxes. The Company and its subsidiaries have filed (or have obtained currently valid extensions for) all federal, state, local and foreign income tax returns that have been required to be filed on or before the due date (taking into account all extensions of time to file) except to the extent that the failure to so file would not, individually or in the aggregate, have a Material Adverse Effect, and have paid or provided for all taxes indicated by said returns and all assessments received by it to the extent that taxes have become due, except those taxes that are being contested or protested in good faith by the Company or its Subsidiaries and any for which reserves required under GAAP have been established as appropriate.

            (xxxi) Insurance. The Company and its subsidiaries together carry or are entitled to the benefits of insurance, with insurers that have a reputation for being financially sound and reputable, in such amounts and covering such risks as is reasonable in the opinion of the Company, and all such insurance is in full force and effect.

      (b) Representations and Warranties by the Selling Shareholders. Each Selling Shareholder severally and not jointly represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

            (i) Accurate Disclosure. Such Selling Shareholder has reviewed and is familiar with the Registration Statement and the Prospectus and the information under the caption "Principal and Selling Shareholders" which relates to such Selling Shareholder does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Shareholder is not prompted to sell the Securities to be sold by such Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

            (ii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

            (iii) Authorization of Power of Attorney and Custody Agreement. The Power of Attorney and Custody Agreement, in the form heretofore furnished to the Representative (the "Power of Attorney and Custody Agreement"), has been duly authorized, executed and delivered by such Selling Shareholder and is the valid and binding agreement of such Selling Shareholder, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or public policy underlying such law, and except, as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally and by equitable principles (whether enforcements sought by proceedings in equity or law).

            (iv) Noncontravention. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Shareholder and the consummation of the transactions contemplated herein and compliance by such Selling Shareholder with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Shareholder or any property or assets of such Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, or to which any of the property or assets of such Selling Shareholder is subject, except for such as would not adversely affect in any manner such Selling Shareholder's ability to perform its obligations hereunder, nor will such action result in any violation of the provisions of the trust instrument, charter or by-laws or other organizational instrument of such Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Shareholder or any of its properties.

            (v) Certificates Suitable for Transfer. The Securities to be sold by such Selling Shareholder pursuant to this Agreement are certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC"). Certificates for all of the Securities to be sold by such Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Company (the "Custodian") with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

            (vi) Valid Title. Such Selling Shareholder has, and at the Closing Time and at any Date of Delivery will have, valid title to the Securities to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Power of Attorney and Custody Agreement and to sell, transfer and deliver the Securities to be sold by such Selling Shareholder in the manner provided in this Agreement.

            (vii) Delivery of Securities. Upon the Underwriters' acquiring possession of the Securities to be sold by such Selling Shareholder and paying the purchase price therefor pursuant to this Agreement, the Underwriters (assuming that no such Underwriter has notice of any "adverse claim", within the meaning of Section 8-105 of the New York Uniform Commercial Code, to such Securities) will acquire their respective interests in such Securities (including, without limitation, all rights that such Selling Shareholder had or has the power to transfer in such Securities) free and clear of any adverse claim within the meaning of
      Section 8-102 of the New York Uniform Commercial Code.

            (viii) Absence of Manipulation. Such Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (ix) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Power of Attorney and Custody Agreement, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered, if any.

            (x) No Association with NASD. Neither such Selling Shareholder nor any of his/her/its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I (dd) of the By-laws of the National Association of Securities Dealers, Inc. ("NASD")), any member firm of the NASD.

      (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Shareholder to the Underwriters as to the matters covered thereby.

            SECTION 2. Sale and Delivery to Underwriters; Closing.

      (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Shareholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional securities.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [ __ ] shares of Common Shares, as set forth in Schedule B, at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments that may be made in connection with the public offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

      (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York, or at such other place as shall be agreed upon by the Representative and the Company and the Selling Shareholders, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after

4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholders (such time and date of payment and delivery being herein called "Closing Time").

      In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

      Payment shall be made to the Company and the Selling Shareholders by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to each Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

            SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

      (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as possible.

      (b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object.

      (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

      (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

      (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

      (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

      (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market for so long as the Common Shares are registered under the 1934 Act.

      (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of the Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any Common Shares issued or options to purchase Common Shares granted pursuant to employee benefit plans of the Company referred to in the Prospectus or (D) any Common Shares issued pursuant to any non-employee director share plan or dividend reinvestment plan referred to in the Prospectus.

      (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder

      (l) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

            SECTION 4. Payment of Expenses.

      (a) Expenses. The Company and the Selling Shareholders will pay or cause to be paid all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters (in an amount not to exceed $10,000) in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the costs and expenses incurred by the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics with the prior approval of the Company, which approval shall not be unreasonably withheld, delayed or conditioned, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, which approval shall not be unreasonably withheld, delayed or conditioned, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered by the Company in connection with the road show and (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters (in an amount not to exceed $25,000) in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities, (xi) the fees and expenses incurred by the Company in connection with the inclusion of the Securities in the Nasdaq National Market and (xii) all out-of-pocket costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters (in an amount not to exceed $15,000), in connection with matters related to the Reserved Securities which are designated by the Company for sale to Invitees.

      (b) Expenses of the Selling Shareholders. The Selling Shareholders, jointly and severally, will pay all expenses incident to the performance of their respective obligations under, and the consummation of the transactions contemplated by this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and other advisors.

      (c) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Shareholders shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the transactions contemplated hereby prior to the termination date.

      (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholders may make for the sharing of such costs and expenses.

            SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of any Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

      (b) Opinion of Counsel for Company. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Thompson Hine LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters substantially in the form of Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request. Such counsel may also state that they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials. Such opinion shall also state that Dewey Ballantine LLP may rely upon such opinion with respect to matters governed by the laws of the State of Ohio as if it were addressed to Dewey Ballantine LLP.

      (c) Opinion of Counsel for the Selling Shareholders. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Thompson Hine LLP, special counsel for the Selling Shareholders, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters substantially in the form of Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request. Such special counsel may also state that they have relied, to the extent they deem proper, upon certificates of the Selling Shareholders and certificates of public officials. Such opinion shall also state that Dewey Ballantine LLP may rely upon such opinion with respect to matters governed by the laws of the State of Ohio as if it were addressed to Dewey Ballantine LLP.

      (d) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Dewey Ballantine LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (i), the first clause of (ii),
(v), (vi) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company), (viii) through (x), inclusive, (xi), (xiii) (solely as to the information in the Prospectus under "Description of Capital Stock--Common Shares") and the penultimate paragraph of Exhibit A hereto. In giving such opinion Dewey Ballantine LLP may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative; provided however, that in giving such opinion Dewey Ballantine LLP may rely as at all matters governed by Ohio law upon the opinion of Thompson Hine LLP. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

      (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate (as to which there shall be no personal, as opposed to corporate liability) of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing

Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

      (f) Certificate of Selling Shareholders. At Closing Time, the Representative shall have received a certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of each Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed under this Agreement at or prior to Closing Time.

      (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus. Such letter may state that certain procedures were carried out by Ernst & Young LLP to a date that is no more than 3 business days prior to the execution of this Agreement.

      (h) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

      (i) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

      (j) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangement.

      (k) Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule D hereto.

      (l) Maintenance of Rating. Since the execution of this Agreement, there shall not have occurred a downgrading in the (i) rating assigned to any securities of either of the Company or any subsidiary of the Company or the financial strength of the Company or any subsidiary of the Company or any Insurance Subsidiary's claims paying ability or similar rating by any "nationally recognized statistical rating agency", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, or (ii) the financial strength or claims paying ability of any Insurance Subsidiary by A.M. Best Company, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of the Company or the financial strength or claims paying ability of any Subsidiary or Insurance Subsidiary.

      (m) No Notice of Adverse Claim. No underwriter shall have notice of any "adverse claim", within the meaning of Section 8-105 of the New York Uniform Commercial Code, to the Securities.

      (n) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery, none of the events set forth in clauses (i) through (v) of Section 9(a) shall have occurred and, at the relevant Date of Delivery, the Representative shall have received:

            (i) Officers' Certificate. A certificate (as to which there shall be no personal, as opposed to corporate liability), dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

            (ii) Opinion of Counsel for Company. The favorable opinion of Thompson Hine LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

            (iii) Opinion of Counsel for Underwriters. The favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
      Section 5(d) hereof.

            (iv) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

            (v) No Downgrading. Subsequent to the date of this Agreement, no downgrading shall have occurred in the (i) rating assigned to any securities of the Company or the financial strength of the Company or any Subsidiaries or any Insurance Subsidiary's claims paying ability or similar rating by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, or (ii) financial strength or claims paying ability of any Insurance Subsidiary by A.M. Best Company, and no such organization shall have publicly announced that it has under surveillance or review its ratings of any securities of the Company or the financial strength or claims paying ability of any Subsidiary or Insurance Subsidiary.

      (o) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholders in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

      (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Company and the Selling Shareholders at any time at or prior to Closing

Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

            SECTION 6. Indemnification.

      (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company;

            (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the Company shall not be liable under clause
(i) of subparagraph (a) above to the extent that any losses, claims, damages, liabilities, or expense arise out of any untrue statement or omission or alleged untrue statement or omission made in the preliminary prospectus if the Company has previously furnished copies of the Prospectus (sufficiently in advance of the Closing Time so as to allow for distribution by the Underwriters prior to the Closing Time) to the Underwriters and the loss, claim, damage, liability or expense resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus that was corrected in the Prospectus, and the failure to give or send the Prospectus prior to the Closing Time constituted the sole cause for such loss, claim, damage, liability or expense.

       (b) Each Selling Shareholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each Underwriter, its Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (a)(i), (ii) and (iii) above and in Section 6(e) but only with respect to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. The Underwriters acknowledge and agree that the statements relating to each Selling Shareholder under the caption "Principal and Selling Shareholders" in the Prospectus constitute the only information furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

      (c) Indemnification of Company, Directors and Officers and Selling Shareholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Shareholder and each person, if any, who controls any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

      (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, however, that an indemnifying party shall not, in connection with any one such action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) or settlement of any claim in connection with any violation referred to in Section 6(f) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

      (f) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates and selling agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating or settling any such action or claim), as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered; (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Securities or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Securities which have been orally confirmed for purchase by any Invitee by the end of the first business day after the date of the Agreement; or (iv) related to, or arising out of or in connection with, the offering of the Reserved Securities.

      (g) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to indemnification.

            SECTION 7. Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(f) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

      The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

      The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(f) hereof.

      The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

      Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

      No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter's Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

      The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholders with respect to contribution.

            SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholders submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Company or any person controlling any Selling Shareholder and (ii) delivery of and payment for the Securities.

            SECTION 9. Termination of Agreement.

      (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Selling Shareholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or
(v) if a banking moratorium has been declared by either Federal, New York or Ohio authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

            SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

            (i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

            (ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

      No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

      In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the (i) Representative or (ii) the Company and any Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

            SECTION 11. Default by one or more of the Selling Shareholders or the Company. (a) If a Selling Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Shareholder or Selling Shareholders are obligated to sell hereunder, and the remaining Selling Shareholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Shareholders as set forth in Schedule B hereto, then the Underwriters may, at option of the Representative, by notice from the Representative to the Company and the non-defaulting Selling Shareholder, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or
(ii) elect to purchase the Securities which the non-defaulting Selling Shareholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Shareholder so defaulting from liability, if any, in respect of such default.

      In the event of a default by any Selling Shareholder as referred to in this Section 11, each of the Representative, and the Company and the non-defaulting Selling Shareholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

      (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

            SECTION 12. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

            SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; notices to the Company shall be directed to it at 3250 Interstate Drive, Richfield, OH 44286, attention of General Counsel; and notices to the Selling Shareholder(s) shall be directed to 3250 Interstate Drive, Richfield, OH 44286, attention of Michael A. Schroeder.

            SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS RULES OF SUCH STATE.

            SECTION 16. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

            SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

            SECTION 18. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholders in accordance with its terms.

                                    Very truly yours,

                                    NATIONAL INTERSTATE CORPORATION



                                    By
                                      ----------------------------------
                                       Title:



                                    By
                                       ---------------------------------
                                       As Attorney-in-Fact acting on behalf of
                                       the Selling Shareholders named in
                                       Schedule B hereto

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED
 By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                   INCORPORATED

By
  -------------------------------------------
               Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                 Number of
Name of Underwriter                                         Initial Securities
                                                            ------------------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated.................................
KeyBank Capital Markets, a division of McDonald
Investments Inc........................................
Morgan Keegan & Company, Inc...........................
                                                            ------------------

      Total............................................          [       ]
                                                            ==================



                                     Sch A-1

                                   SCHEDULE B


                               Number of Initial      Maximum Number of Option
                             Securities to be Sold      Securities to Be Sold
                             ---------------------      ---------------------

Total...................





                                    Sch B - 1

                                   SCHEDULE C

                                    [      ]
                        [      ] Shares of Common Shares
                          (Par Value $[    ] Per Share)

1. The initial public offering price per share for the Securities, determined as
provided in said Section 2, shall be $[      ].

2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $[ ], being an amount equal to the initial public
offering price set forth above less $[    ] per share; provided that the
purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.



                                    Sch C - 1

                                  SCHEDULE D

                          [List of persons and entities
                               subject to lock-up]

                                   SCHEDULE E

                         [List of Company Subsidiaries]

                                                                       Exhibit A


                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                    SECTION 5(b) OF THE PURCHASE AGREEMENT1

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio.

     2. The Company has power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement. The Company is duly qualified to do business as a foreign corporation and is in good standing (or local law equivalent) in all other jurisdictions in which the ownership, lease or operation of its properties or the conduct of its business, requires such qualification, except where the failure to qualify or to be in good standing would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

     3. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" in the column entitled "Actual," in the line item entitled "Common Shares . . ." (except for subsequent issuances, if any, pursuant to the Purchase Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company (including the Common Shares to be purchased by the Underwriters from the Selling Shareholders) immediately prior to the issuance and sale of the Common Shares have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of any statutory preemptive rights of any securityholder of the Company arising under Ohio law or under the Company's organizational documents or, to our knowledge, any other preemptive or other similar rights of any securityholder of the Company.

     4. The Common Shares to be issued and sold by the Company pursuant to the Registration Statement have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued, delivered and paid for in accordance with the terms of the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of such Common Shares is or will be subject to personal liability by reason of being such holder.

     5. The issuance of the Common Shares is not subject to any statutory preemptive rights arising under Ohio Law or under the Company's organizational documents or, to our knowledge, contractual or other similar rights of any securityholder of the Company.

     6. Each significant subsidiary of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly incorporated and is an existing corporation in good standing (or local law equivalent) under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing (or the local law equivalent) in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary immediately prior to the issuance and sale of the Common Shares has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects. There are no statutory, or to our knowledge, contractual preemptive rights or


----------------------------
1 Capitalized terms have the meaning set forth in the Purchase Agreement.

other rights to subscribe for or to purchase any capital stock of any Subsidiary and none of such capital stock was issued in violation of any statutory preemptive or other similar rights of any securityholder of such Subsidiary arising under Ohio law or under such Subsidiary's organizational documents or, to our knowledge, any other preemptive or other similar rights of any securityholder of any Subsidiary.

     7. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     8. To our knowledge (based solely upon a telephonic conversation with the staff of the Commission) the Registration Statement[, including any Rule 462(b) Registration Statement,] has been declared effective under the 1933 Act. Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement [or any Rule 462(b) Registration Statement] has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

     9. The Registration Statement, including [any Rule 462(b) Registration Statement] and the Rule 430A Information, the Prospectus, and each amendment or supplement to the Registration Statement and Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

     10. The form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements under Ohio law, with any applicable requirements of the Amended and Restated Articles of Incorporation and Code of Regulations of the Company and the requirements of the Nasdaq National Market.

     11. To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of either of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which reasonably would be expected to result in a Material Adverse Effect, or which reasonably would be expected to materially and adversely affect the properties and assets of the Company and its subsidiaries, taken as a whole, the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

     12. The information in the Prospectus under "Business - Facilities", "Business - Legal Proceedings", "Regulation", "Management - Long Term Incentive Plan - Federal Income Tax Consequences", "Management - Long Term Incentive Plan
- Tax Consequences to Participants", "Description of Capital Shares" "Shares Eligible for Future Sale" and "Material United States Federal Tax Consequences for Non-U.S. Holders of our Common Shares" and in the Registration Statement under Item 14, to the extent that it constitutes matters of law, summaries of legal matters or legal proceedings, or summaries of the Company's Amended and Restated Articles of Incorporation or Amended Code of Regulations, has been reviewed by us and fairly presents in all material respects the information required to be described therein.

     13. All descriptions in the Registration Statement of contracts, indentures, mortgages, loan agreements, notes, leases or other agreements to which the Company or its subsidiaries are a party are accurate in all material respects. To our knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases, or other agreements to which the Company or any of its subsidiaries is a party that are required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto.

     14. No filing with or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required for the due authorization, execution and delivery of the Purchase Agreement by the Company or for the offering, issuance, sale or delivery of the Common Shares by the Company.

     15. The execution, delivery and performance of the Purchase Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Common Shares by the Company and the use of the proceeds from the sale of the Common Shares as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement and such other agreements or instruments do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject, except as would not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of (A) the provisions of the articles of incorporation or code of regulations (or similar corporate documents) of the Company or any subsidiary, (B) any judgement, order, writ, or decree known to us of any government, government instrumentality or court having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations, or (C) any law, statute, rule or regulation applicable to the Company or its subsidiaries.

     16. Other than as described in the Prospectus, to our knowledge, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

     17. The Company is not required, and upon the issuance and sale of the Common Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be required, to register as an "investment company" under the 1940 Act.

     18. To our knowledge, each Insurance Subsidiary holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, Insurance Licenses) as are necessary to the conduct of its business as described in the Prospectus. To our knowledge, there is no pending or threatened action, suit, proceeding or investigation that reasonably could be expected to result in the revocation, termination, or suspension of any Insurance License which would have a Material Adverse Effect. Except as disclosed in the Prospectus, to our knowledge, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent company.

     19. To our knowledge, all reinsurance treaties and arrangements to which any Insurance Subsidiary is a party are in full force and effect and we are not aware of any material violation of, or material default in, the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein by any Insurance Subsidiary.

            On the basis of conferences with officers of the Company, representatives of the independent registered public accounting firm, and you and your counsel, at which conferences the contents of the Registration

Statement and related matters were discussed, and an examination of certain documents referred to in the Registration Statement and Prospectus, and although, except as set forth in Paragraphs 12 and 13 above, we have not verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, nothing has come to our attention that would lead us to believe (1) that the Registration Statement or any amendment thereto, including the Rule 430A Information, (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time of any such amendment or supplement thereto was issued, or at the Closing Time included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       Exhibit B


                 OPINION OF COUNSEL FOR THE SELLING SHAREHOLDERS
                           TO BE DELIVERED PURSUANT TO
                    SECTION 5(c) OF THE PURCHASE AGREEMENT(1)

     1. No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we express no opinion) is necessary or required to be obtained by the Selling Shareholders for the performance by each Selling Shareholder of its obligations under the Purchase Agreement, the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Common Shares being sold by such Selling Shareholders.

     2. Each Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by the respective Selling Shareholder named therein and constitutes the valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms (except enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and subject to general principles of equity).

     3. The Purchase Agreement has been duly authorized (with respect to Selling Shareholders that are entities), executed and delivered by or on behalf of each Selling Shareholder.

     4. Each Attorney-in-Fact has been duly authorized by each Selling Shareholder to deliver the Common Shares on behalf of such Selling Shareholder in accordance with the terms of the Purchase Agreement.

     5. The execution, delivery and performance of the Purchase Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Common Shares and the consummation of the transactions contemplated in the Power of Attorney and Custody Agreement, the Purchase Agreement and in the Registration Statement and compliance by the Selling Shareholders with their respective obligations under the Purchase Agreement and Power of Attorney and Custody Agreement have been duly authorized (with respect to Selling Shareholders that are entities) by all necessary action on the part of the Selling Shareholders and do not and will not, whether with or without the giving of notice or passage of time or both, (A) conflict with in any way or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Common Shares pursuant to a Material Agreement(2) to which any Selling Shareholder is a party or by which they may be bound, (B) impair the ability of the Selling Shareholder to sell its Common Shares to the Underwriters as contemplated by the Purchase Agreement or to perform its obligations thereunder or (C) result in any violation of the provisions of the trust instrument, charter or by-laws or other organizational instrument of the Selling Shareholders, if applicable, or any law, rule, regulation or Material Order(3) of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of its properties.

     6. Each of the Selling Shareholders has valid title to the Common Shares to be sold by such Selling Shareholder, free and clear of all security interests, claims, liens and other encumbrances, and assuming that each such Selling Shareholder has legal capacity, each of the Selling Shareholders has the legal right,


------------------
1 Capitalized terms used without definition have the meaning set forth in the Purchase Agreement.

2 "Material Agreement" means the agreements, if any, of each Selling Shareholder identified to us by such Selling Shareholder as being relevant to his, her or its interest in, or ability to transfer, such Selling Shareholder's Common Shares.

3 "Material Orders" means the judgments, orders and decrees, if any, identified to us by each Selling Shareholder as being relevant to his, her or its interest in, or ability to transfer, such Selling Shareholder's Common Shares.

power and all authorization and approval required by law to enter into the Purchase Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder and to sell, transfer and deliver the Common Shares to be sold by such Selling Shareholder.

     7. Upon the Underwriters' acquiring possession of stock certificates representing the Common Shares to be sold by the Selling Shareholders, endorsed to the Underwriters and paying the purchase price therefor pursuant to the Purchase Agreement, the Underwriters (assuming that no such Underwriter has notice of any "adverse claim", within the meaning of Section 8-105 of the New York Uniform Commercial Code, to such Common Shares) will acquire their respective interests in such Common Shares (including, without limitation, all rights that such Selling Shareholder had or has the power to transfer in such Common Shares) free and clear of any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

[FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER SHAREHOLDERS PURSUANT TO
SECTION 5(k)]

                                                                       Exhibit C

                                 [ ____ ], 2004


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated,
  as Representative of the several
  Underwriters to be named in the
  within-mentioned Purchase Agreement
c/o  Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated

4 World Financial Center
New York, New York  10080

         Re:      Proposed Public Offering by National Interstate Corporation
                  -----------------------------------------------------------

Dear Sirs:

         The undersigned, a shareholder [and an officer and/or director] of National Interstate Corporation, an Ohio corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), as Representative of the several Underwriters to be named therein, proposes to enter into a Purchase Agreement (the "Purchase Agreement") with the Company and the Selling Shareholders providing for the public offering of shares (the "Securities") of the Company's common stock, par value $[ ] per share (the "Common Shares"). In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder [and an officer and/or director] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Shares or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the "Lock-Up Securities") or
(ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

         Notwithstanding the foregoing, the undersigned may transfer the Lock-Up Securities without the prior written consent of Merrill Lynch, (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restriction set forth herein, or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. For purposes of this lock-up agreement,

"immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned may exercise any options to acquire Common Shares granted to the undersigned, however, any Common Shares received upon such exercise of options will be subject to the lock-up restrictions contained herein. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

         The undersigned acknowledges that the Underwriters are relying on the representations and agreements of the undersigned contained herein in carrying out the public offering of Common Shares and in entering into underwriting arrangements with respect to the public offering of Common Shares. This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. If (i) the Purchase Agreement does not become effective by Febuary 28, 2005, or (ii) the Purchase Agreement terminates or is terminated prior to the payment for and delivery of the shares proposed for sale under the Registration Statement, this agreement shall terminate immediately upon such date and be of no further force and effect.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                 Very truly yours,

                                 Signature:
                                           -------------------------------------
                                 Print Name:
                                            ------------------------------------